UNITED STATES DISTRICT COURT MIDDLE DISTRICT OF TENNESSEE YUECHUAN SUN, derivatively on behalf of CLOVER HEALTH INVESTMENTS, CORP. f/k/a SOCIAL CAPITAL HEDOSOPHIA HOLDINGS CORP. III, Plaintiff, v. VIVEK GARIPALLI, JOSEPH WAGNER, ANDREW TOY, NATHANIEL S. TURNER, LEE SHAPIRO, CHAMATH PALIHAPITIYA, STEVEN TRIEU, IAN OSBORNE, JACQUELINE D. RESES, and JAMES RYANS, Defendants, and CLOVER HEALTH INVESTMENTS, CORP. f/k/a SOCIAL CAPITAL HEDOSOPHIA HOLDINGS CORP. III, Nominal Defendant. Lead Case No. 3:21-cv-00311 Judge Aleta A. Trauger LEAD CASE MANTEG LUTHRA, derivatively on behalf of CLOVER HEALTH INVESTMENTS, CORP. f/k/a SOCIAL CAPITAL HEDOSOPHIA HOLDINGS CORP. III, Plaintiff, v. VIVEK GARIPALLI, JOSEPH WAGNER, ANDREW TOY, NATHANIEL S. TURNER, LEE SHAPIRO, CHAMATH PALIHAPITIYA, STEVEN TRIEU, IAN OSBORNE, JACQUELINE D. RESES, and JAMES RYANS, Case No. 3:21-cv-00320 Judge Aleta A. Trauger MEMBER CASE Case 3:21-cv-00311 Document 60 Filed 07/16/24 Page 1 of 7 PageID #: 1842

2 Defendants, and CLOVER HEALTH INVESTMENTS, CORP. f/k/a SOCIAL CAPITAL HEDOSOPHIA HOLDINGS CORP. III, Nominal Defendant. [PROPOSED] JUDGMENT APPROVING SETTLEMENT OF DERIVATIVE ACTIONS This matter came before the Court for a hearing on July 11, 2024 (the “Settlement Hearing”), to consider, among other things: (i) whether the proposed Settlement, on the terms and conditions provided for in the Stipulation and Agreement of Settlement dated February 2, 2024 (the “Stipulation”) is fair, reasonable, and adequate, and should be approved by the Court; (ii) whether all Released Claims against the Released Persons should be fully and finally released, and a judgment entered dismissing the Tennessee Action with prejudice; and (iii) whether the agreed-to Fee and Expense Amount should be approved; and WHEREAS, the Court having reviewed and considered the Stipulation, all papers filed and proceedings held herein in connection with the Settlement, all oral and written comments received regarding the Settlement, and the record in the Tennessee Action, and good cause appearing therefor, IT IS HEREBY ORDERED, ADJUDGED, AND DECREED this day of ___________, 202___, that: 1. This Judgment Approving Settlement of Derivative Actions (the “Judgment”) incorporates by reference the definitions in the Stipulation, and, unless otherwise defined in this Judgment, all capitalized terms used in this Judgment shall have the same meaning as set forth in the Stipulation. 11th July 4 Case 3:21-cv-00311 Document 60 Filed 07/16/24 Page 2 of 7 PageID #: 1843

3 2. The Court has jurisdiction over the subject matter of the Tennessee Action, including all matters necessary to effectuate the Settlement and this Judgment, and over all parties to the Tennessee Action. 3. Notice has been given to the Current Clover Stockholders pursuant to and in the manner directed by the Preliminary Approval Order; proof of compliance with the notice procedure required under the Preliminary Approval Order was filed with the Court; and a full and fair opportunity to be heard has been afforded to all Current Clover Stockholders. The form and manner of the notice provided is hereby confirmed to have been given in full compliance with each of the requirements of Federal Rule of Civil Procedure 23.1 and due process. 4. Pursuant to, and in accordance with, Rule 23.1 of the Federal Rules of Civil Procedure, this Court hereby fully and finally approves the Settlement set forth in the Stipulation and finds that the Settlement is, in all respects, fair, reasonable, and adequate to the Company and Current Clover Stockholders. The Court hereby directs the Parties to perform the terms of the Settlement as set forth in the Stipulation. 5. The Tennessee Action is hereby dismissed with prejudice. The Parties shall bear their own costs and expenses, except as otherwise expressly provided in this Judgment. 6. Without further action by anyone, and subject to paragraph 10 below, upon the Effective Date of the Settlement, Plaintiffs’ Releasing Parties: (i) shall be deemed to have, and by operation of this Judgment shall have, fully, finally, and forever compromised, settled, released, resolved, relinquished, waived, discharged, and dismissed the Released Claims against the Released Persons; (ii) shall be deemed to have, and by operation of this Judgment shall have covenanted not to sue any Released Person with respect to any Released Claims; and (iii) shall be permanently barred and enjoined from instituting, commencing or prosecuting Case 3:21-cv-00311 Document 60 Filed 07/16/24 Page 3 of 7 PageID #: 1844

4 the Released Claims against the Released Persons except to enforce the releases and other terms and conditions contained in the Stipulation and/or the Judgment. 7. Without further action by anyone, and subject to paragraph 10 below, upon the Effective Date of the Settlement, the Released Persons: (i) shall be deemed to have, and by operation of this Judgment, shall have, fully, finally, and forever released, relinquished and discharged each and all of Defendants’ Released Persons from Defendants’ Released Claims; (ii) shall be deemed to have, and by operation of this Judgment shall have, covenanted not to sue Defendants’ Released Persons with respect to any of Defendants’ Released Claims; and (iii) shall be permanently barred and enjoined from instituting, commencing or prosecuting Defendants’ Released Claims against Defendants’ Released Persons except to enforce the releases and other terms and conditions contained in the Stipulation and/or the Judgment. 8. Notwithstanding paragraphs 6-7 above, nothing in this Judgment shall operate as a release or preclude: (i) claims to enforce the terms of the Stipulation and/or this Judgment; (ii) exclusively direct claims (i.e., as opposed to derivative claims) that Clover stockholders other than Plaintiffs may have in an individual capacity against Defendants; (iii) claims or causes of action of Clover against any of its current or former employees (other than current or former officers and directors), agents, or consultants arising out of any breach of an obligation, contractual or otherwise, owed to Clover or any of its affiliates; (iv) direct claims made in the Securities Action; or (v) claims any of the Plaintiffs may have as a member of the class represented in the Securities Action pursuant to any plan of allocation as may be approved by the Court. 9. Whether or not the Settlement is consummated, neither this Judgment, nor the Stipulation (including the exhibits thereto), nor the negotiations leading to the execution of the Case 3:21-cv-00311 Document 60 Filed 07/16/24 Page 4 of 7 PageID #: 1845

5 Stipulation, nor any proceedings taken pursuant to or in connection with the Stipulation, nor approval of the Settlement (including any arguments proffered in connection therewith): (a) shall be offered against any of the Released Persons as evidence of, or construed as, or deemed to be evidence of any presumption, concession, or admission by any of the Released Persons with respect to the truth of any fact alleged by Plaintiffs or the validity of any claim that was or could have been asserted or the deficiency of any defense that has been or could have been asserted in the Actions, or of any liability, negligence, fault, or other wrongdoing of any kind of any of the Released Persons or in any way referred to for any other reason as against any of the Released Persons, in the Actions or in any arbitration proceeding or other civil, criminal, or administrative action or proceeding, other than such proceedings as may be necessary to effectuate the provisions of the Stipulation; (b) shall be offered against any of the Defendants’ Released Persons, as evidence of, or construed as, or deemed to be evidence of any presumption, concession, or admission by any of the Defendants’ Released Persons that any of their claims are without merit, that any of the Released Persons had meritorious defenses, or with respect to any liability, negligence, fault, or wrongdoing of any kind, or in any way referred to for any other reason as against any of the Released Persons, in the Actions or in any arbitration proceeding or other civil, criminal, or administrative action or proceeding, other than such proceedings as may be necessary to effectuate the provisions of the Stipulation; or (c) shall be construed against any of the Released Persons or the Defendants’ Released Persons as an admission, concession, or presumption that the consideration to be given hereunder represents the consideration which could be or would have been recovered after trial; provided, however, that the Parties, the Released Persons, and Defendants’ Released Case 3:21-cv-00311 Document 60 Filed 07/16/24 Page 5 of 7 PageID #: 1846

6 Persons and their respective counsel may refer to the Stipulation and this Judgment to effectuate the protections from liability granted thereunder or hereunder or otherwise to enforce the terms of the Settlement. 10. The Court hereby approves the sum of $2,500,000.00 for the payment of Plaintiffs’ Counsel’s attorneys’ fees and expenses in the Actions (“Fee and Expense Amount”), and finds that the Fee and Expense Amount is fair and reasonable, without finding all hourly rates reasonable. The Fee and Expense Amount shall be distributed in accordance with the terms of the Stipulation. 11. The Court hereby approves the service awards of $3,000.00 for each of the seven Plaintiffs to be paid from Plaintiffs’ Counsel’s Fee and Expense Amount in recognition of Plaintiffs’ participation and effort in the prosecution of the Actions. 12. The effectiveness of this Judgment and the obligations of the Parties under the Settlement shall not be conditioned upon or subject to the resolution of any appeal or other matter, court order, or proceeding that relates solely to the award of attorneys’ fees and litigation expenses to Plaintiffs’ Counsel. 13. The Court finds that the Tennessee Action was filed, prosecuted, defended, and settled in good faith, and that during the course of the litigation, the Parties and their respective counsel at all times complied with the requirements of Rule 11 of the Federal Rules of Civil Procedure and all similar rules and laws. 14. Without affecting the finality of this Judgment in any way, the Court hereby retains continuing jurisdiction over: (i) implementation of the Settlement; and (ii) the parties to the Actions for the purpose of construing, enforcing, and administering the Stipulation and the Settlement. 15. Without further approval from the Court, the Parties are hereby authorized to Case 3:21-cv-00311 Document 60 Filed 07/16/24 Page 6 of 7 PageID #: 1847

7 agree to and adopt such amendments or modifications of the Stipulation or any exhibits attached thereto to effectuate the Settlement that are not materially inconsistent with this Judgment. Without further order of the Court, the Parties may agree to reasonable extensions of time to carry out any provisions of the Settlement. 16. If the Settlement is terminated as provided in the Stipulation or the Effective Date of the Settlement otherwise fails to occur, this Judgment shall be vacated, rendered null and void, and be of no further force and effect, except as otherwise provided by the Stipulation, and this Judgment shall be without prejudice to the rights of Plaintiffs, Defendants, and the Company, and the Parties shall each revert to their respective litigation positions in the Actions as of immediately prior to the execution of the Stipulation. 17. The Parties are hereby authorized and directed to comply with and to consummate the Settlement in accordance with its terms and provisions. 18. The Clerk is directed to enter and docket this Judgment in the Tennessee Action. The Court finds that this Judgment is a final judgment and should be entered in accordance with Rule 58 of the Federal Rules of Civil Procedure. SO ORDERED. The Honorable Aleta A. Trauger United States District Judge Case 3:21-cv-00311 Document 60 Filed 07/16/24 Page 7 of 7 PageID #: 1848